Filed with the Securities and Exchange Commission on January 31, 2025.

Registration No. 333-284599

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST-EFFECTIVE AMENDMENT NO. 1	☒ ☒

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Insurance Company)

1345 Avenue of the Americas, New York, New York 10105

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (212) 554-1234

ALFRED AYENSU-GHARTEY

VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Equitable Financial Life Insurance Company

1345 Avenue of the Americas, New York, New York 10105

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b).
☐	On pursuant to paragraph (b).
☒	60 days after filing pursuant to paragraph (a)(1).
☐	On (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered:

Units of interest under the Market Value Adjustment Interests under Fixed Maturity Options For Certain No Longer Sold Accumulator Contracts

We are filing this Registration Statement to switch the registration of the interests in certain Fixed Maturity Options that include market value adjustment features from Form S-3 to the newly amended Form N-4 requirements tailored to register market value adjustment annuities.

Fixed Maturity Options Available Under Certain NO LONGER SOLD Accumulator® Contracts

Prospectus dated May 1, 2025

Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all other Prospectuses.

What is Accumulator®?

Accumulator® is a deferred annuity contract issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”). It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options, or the account for special dollar cost averaging (“investment options”).

This Prospectus describes the fixed maturity options under certain Accumulator contracts that are no longer sold.

What are the Fixed Maturity Options?

The fixed maturity options are some of the investment options available under certain Accumulator contracts. Please refer to your contract for details regarding whether you are eligible for the fixed maturity options. As explained in more detail in this Prospectus, each fixed maturity option has a maturity date ranging from one to 10 years, and we pay interest at a stated rate if the option is held to maturity. The fixed maturity options are listed in Appendix “Investment Options available under the contract”. Under certain circumstances, such as withdrawals, selection of annuity payout option or payment of a death benefit, we may make a market value adjustment, which will increase or decrease any fixed maturity amount you will have in that fixed maturity option.

This Prospectus describes the fixed maturity options available under the following Accumulator® contracts, which are no longer sold:

•	Accumulator® AdvisorSM

•	Accumulator®

•	Accumulator® (IRA, NQ, QP)

•	Accumulator® PlusSM

•	Accumulator® EliteSM

•	Accumulator® SelectSM

•	Equitable Accumulator® EliteSM II

•	Equitable Accumulator® ExpressSM

•	Equitable Accumulator® SelectSM II

•	Income Manager® Accumulator®

•	Income Manager® Rollover IRA

Not all features are available under each Accumulator® contract. Please refer to your contract and contract prospectus.

This Prospectus does not describe the contract itself or the investment options other than the fixed maturity options. Because the contract is no longer sold, the Prospectus for the contract is no longer updated. For information about the contract, you should consult the contract itself and the most recent prospectus for the contract, which you may request by writing to our processing office or by calling 1-800-789-7771. For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request prospectuses for the portfolios underlying the variable investment options, which do not accompany this Prospectus, by writing to or calling our processing office at the address and number above.

The contract is a complex investment and involves risks, including potential loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments, taxes, and tax penalties. On any date prior to the maturity of a fixed maturity option, a withdrawal could result in a market value adjustment, which could be negative and cause you to lose money You may receive less than the amount invested and less than the amount you would receive had you held the investment until maturity. Under extreme circumstances, you could lose up to 100% of your investment in a fixed maturity option. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

All guarantees are subject to the Company’s financial strength and claims paying ability.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including fixed annuities with market value adjustments, has been prepared by the SEC’s staff and is available at Investor.gov.

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Contents of this Prospectus

When we address the reader of this Prospectus with words such as “you“ and “your,“ we mean the person who has right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word “contract“ it also includes certificates that are issued under group contracts.

Overview of the Contract

This Prospectus describes the fixed maturity options available under the following Accumulator contracts, which are no longer sold:

•	Accumulator® AdvisorSM

•	Accumulator®

•	Accumulator® (IRA, NQ, QP)

•	Accumulator® PlusSM

•	Accumulator® EliteSM

•	Accumulator® SelectSM

•	Equitable Accumulator® EliteSM II

•	Equitable Accumulator® ExpressSM

•	Equitable Accumulator® SelectSM II

•	Income Manager® Accumulator®

•	Income Manager® Rollover IRA

This Prospectus does not describe the contract itself or the investment options other than the fixed maturity options.

Because the contract is no longer sold, the prospectus for the contract is no longer updated. For information about the contract, you should consult the contract itself and the most recent prospectus for the contract, which you may request by writing to our processing office or by calling 1-800-789-7771. In this Prospectus, we refer to the most recent prospectus for your contract, which may include supplements, as your “contract prospectus.”

For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request that information by writing to or calling our processing office at the address and number above.

The purpose of the contract, a discussion of for whom the contract may be appropriate, and the phases of the contract are discussed in the contract prospectus. The contract prospectus also includes a discussion of the investment options available under the contract other than the fixed maturity options.

We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if, on the date the contribution, rollover from a maturing FMO, or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures (“rate to maturity”).

For additional information about each fixed maturity option see Appendix “Investment options available under the contract”.

If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. You could lose a significant amount of money due to a negative market value adjustment if amounts are removed from a fixed maturity option prior to its maturity.

Important information you should consider about the contract

FEES, EXPENSES AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?

Yes. Withdrawal charges may apply to any withdrawal from your contract, including a withdrawal from a fixed maturity option. For more information regarding withdrawal charges and other charges applicable to your contract, please refer to your contract and contract prospectus.

If all or a portion of your account value is removed from a fixed maturity option before the maturity date, there will be a market value adjustment, which may be negative and could reduce the value in your fixed maturity option by up to 100% For example, if you allocate $100,000 to a fixed maturity option and later withdraw the entire amount before the maturity date, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes and tax penalties. A market value adjustment will apply to withdrawals, transfers, surrender of your contract, or when we make deductions for charges.

For additional information about the market value adjustment, see “Fixed Maturity Options” and “How we determine the market value adjustment” under “Description of the fixed maturity options” in the prospectus.

Are There Transaction Charges?

Yes. In addition to withdrawal charges and market value adjustments, you may also be charged for other transactions (including loans and for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, or third-party transfers or exchanges).

For additional information about transaction charges, please refer to your contract and contract prospectus.

Are There Ongoing Fees and Expenses?

Yes. The contract provides for different ongoing fees and expenses. For more information regarding ongoing fees and expenses applicable to your contract, please refer to your contract and contract prospectus.

There are no ongoing fees and expenses for the fixed maturity options.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges and negative market value adjustments that substantially increase costs.

Lowest Annual Cost $929	Highest Annual Cost $3,352

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers, loans or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract, optional benefits (Personal Income Benefit and Enhanced death benefit option) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers, loans or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.
RISKS
Is There a Risk of Loss from Poor Performance?	No. We guarantee your principal and credited interest allocated to a fixed maturity option if held through the maturity date.

Is this a Short-Term Investment?	No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. Amounts withdrawn from the fixed maturity options may result in withdrawal charges taxes and tax penalties. Amounts removed from a fixed maturity option prior to its maturity date may result in a negative market value adjustment. Upon maturity, your account value in a fixed maturity option will be reallocated according to your instructions. If we do not receive instructions on or before the fixed maturity option’s maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. For additional information about the risks associated with the fixed maturity options, see “Risks associated with the fixed maturity options” in “Principal Risks of investing in the contract.” See also Appendix “Investment options available under the contract” in the prospectus.
What Are the Risks Associated with the Investment Options?

Each investment option available under the contract, including the fixed maturity options, will have its own unique risks, and you should review the investment options before making an investment decision.

For additional information about the risks associated with the fixed maturity options, see “Risks associated with the fixed maturity options” in “Principal Risks of investing in the contract.” See also Appendix “Investment options available under the contract” in the prospectus.

What Are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits, including under the fixed maturity options. The general obligations of the Company under the contract, including the fixed maturity options, are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “Insurance Company Risk” in “Principal risks of investing in the contract” in the prospectus.

RESTRICTIONS
Are There Limits on the Investment Options?

Yes. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option.

For additional information about the fixed maturity options, see “Description of the fixed maturity options” in the prospectus.

Are There Any Restrictions on Contract Benefits?	Yes. Your contract may have restrictions on contract benefits. For additional information about restrictions on contract benefits, please refer to your contract and contract prospectus.
TAXES
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges, please refer to your contract prospectus.

Fee table

The contract prospectus describes the fees and expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or the contract. Please refer to the contract prospectus and your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account value is removed from a fixed maturity option or from the contract before the expiration of a specified period.

Adjustments
Fixed Maturity Option Maximum Potential Loss Due to Market Value Adjustment (as a percentage of Account value withdrawn from the Fixed Maturity Option)(1)	[100%]

(1)

A market value adjustment will apply to withdrawals, transfers, surrender of your contract, or when we make deductions for charges. The actual amount of the market value adjustment is determined by a formula that depends on, among other things, the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and the length of time remaining until the maturity date. In general, the maximum loss would occur if there is a total distribution for a fixed maturity option a significant time prior to the maturity date and interest rates have risen dramatically from the time that you originally allocate an amount to the fixed maturity option to the time that you take the withdrawal. See “How we determine the market value adjustment” under “Description of the fixed maturity options” in the prospectus for more information.

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

If necessary, we rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act with respect to registered non-variable insurance contracts (such as index-linked investment options and fixed investment options subject to a market value adjustment) that we issue.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal to access information about your account and to complete certain requests through the internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For contributions sent by regular mail:

Retirement Service Solutions P.O. Box 1424 Charlotte, NC 28201

For contributions sent by express delivery:

Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

Retirement Service Solutions P.O. Box 1016 Charlotte, NC 28201

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 8501 IBM Dr, Ste 150-IR, Charlotte, NC 28262.

Reports we provide:

•	written confirmation of financial transactions;

•	statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and
•	annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit.

For jointly owned contracts (if applicable), we provide reports to the primary joint owner’s address on file.

Equitable Client portal:

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!

Visit equitable.com and click sign in to register today.

Equitable Client portal is normally available seven days a week, 24 hours a day. Of course, for reasons beyond our control, this service may sometimes be unavailable

We have established procedures to reasonably confirm that the instructions communicated by internet are genuine. For example, we will require certain personal identification information before we will act on internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options”).

Customer service representative:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

•	Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

•	Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

We generally require that the following types of communications be on specific forms we provide for that purpose:

(1)

authorization for telephone transfers by your financial professional (available for all contracts distributed through Equitable Distributors, LLC (“Equitable Distributors”) and for all contracts sold after January 1, 2004 through Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”));

(2)	conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)	election of the automatic investment program;

(4)	requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)	spousal consent for loans under Rollover TSA contracts;

(6)	requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required);

(7)	requests for withdrawals or surrenders from contracts with the Guaranteed withdrawal benefit for life (“GWBL”);

(8)	tax withholding elections (see withdrawal request form);

(9)	election of the Beneficiary continuation option;

(10)	IRA contribution recharacterizations;

(11)	Section 1035 exchanges;

(12)	direct transfers and rollovers;

(13)	exercise of the Guaranteed minimum income benefit;

(14)	death claims;

(15)	change in ownership (NQ only);

(16)	purchase by, or change of ownership to, a nonnatural owner;

(17)	enrollment in our “automatic required minimum distribution (RMD) service;”

(18)	requests to opt out of or back into the annual ratchet of the Guaranteed withdrawal benefit for life (“GWBL”) benefit base;

(19)	requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life (“GWBL”);

(20)	transfers into and among the investment options; and

(21)	withdrawal requests.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender;

(3)	general dollar cost averaging (including the fixed dollar and interest sweep options);
(4)	special dollar cost averaging; and

(5)	12 month dollar cost averaging.

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	automatic investment program;

(2)	general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)	special dollar cost averaging;

(4)	12 month dollar cost averaging;

(5)	substantially equal withdrawals;

(6)	systematic withdrawals; and

(7)	the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal to contact us and to complete such requests through the internet. In the future, we may require that certain requests be completed online.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

1. Contract features and benefits

Overview

This Prospectus describes the fixed maturity options available under the following Accumulator contracts, which are no longer sold:

•	Accumulator® AdvisorSM

•	Accumulator®

•	Accumulator® (IRA, NQ, QP)

•	Accumulator® PlusSM

•	Accumulator® EliteSM

•	Accumulator® SelectSM

•	Equitable Accumulator® EliteSM II

•	Equitable Accumulator® ExpressSM

•	Equitable Accumulator® SelectSM II

•	Income Manager® Accumulator®

•	Income Manager® Rollover IRA

This Prospectus does not describe the contract itself or the investment options other than the fixed maturity options.

Because the contract is no longer sold, the prospectus for the contract is no longer updated. For information about the contract, you should consult the contract itself and the most recent prospectus for the contract, which you may request by writing to our processing office or by calling 1-800-789-7771. In this Prospectus, we refer to the most recent prospectus for your contract, which may include supplements, as your “contract prospectus.”

For additional information regarding the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment options. You may request that information by writing to or calling our processing office at the address and number above.

Contributions generally and limitations on contributions

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida and Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts. Additional contributions may not be permitted in your state. Please see your contract or contract prospectus to see if additional contributions are permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions to the fixed maturity options.

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

If permitted in your state, and subject to limitations noted below, and as described in your contract and contract prospectus, you may currently make additional contributions.

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the “150% limit”). Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator® series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. At any time upon advance notice to you, we can reduce or increase these contribution limitations. These and other contribution limitations may not be applicable in your state.

The “owner” is the person who is the named owner in the contract. The “annuitant” is the person who is the measuring life for determining the contract’s maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

Please see your contract and contract prospectus for more information regarding contributions generally, including minimum contribution requirements, permissible sources of contributions, and limitations on contributions.

Please see your contract and contract prospectus for information regarding the procedure for making contributions under your contract.

What are your investment options under the contract?

See your contract and contract prospectus for information regarding your investment options.

2. Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the fixed maturity options. The contract is also subject to the principal risks described in the contract prospectus. The contract and the fixed maturity options may be subject to additional risks other than those identified and described in this prospectus and the contract prospectus.

Risks associated with the fixed maturity options

An allocation to a fixed maturity option has various risks associated with it.

Please be aware that a market value adjustment could result in a significant loss of principal and previously credited interest. Specifically:

•	If you make any withdrawal (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment. The market value adjustment may be negative.

•	If there is a market value adjustment and interest rates have increased from the time that you originally allocated to a fixed maturity option to the time that you take the withdrawal (including transfers, surrender or termination of your contract, or when we make deductions for charges), the market value adjustment will be negative and will reduce your value in the fixed maturity option.

•	The amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date.

•	Therefore, it is possible that a negative market value adjustment could greatly reduce your value in the fixed maturity options, particularly in fixed maturity options with later maturity dates.

If we deduct all or a portion of a fee or charge from a fixed maturity option, a market value adjustment will apply to that deduction from the fixed maturity option. If the market value adjustment is negative, it will reduce your value in the fixed maturity option.

No company other than us has any legal responsibility to pay amounts that the Company owes under the contract and fixed maturity option. An owner should look to the financial strength of the Company for its claims-paying ability.

Risk associated with taking an early withdrawal

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Withdrawals could significantly reduce the minimum death benefit by an amount greater than the value withdrawn.

Withdrawals may be subject to Withdrawal Charges, negative Market Value Adjustments (see “Risks associated with the fixed maturity options”), loss of interest and the possibility of adverse tax consequences.

Insurance company risk

No company other than us has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the fixed maturity options. The general obligations and any guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether a 403(b) TSA annuity contract, a 403(b)(7) custodial account or an EDC plan. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Business disruption and cybersecurity risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of contract transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

3. Description of the fixed maturity options

Fixed maturity options

We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if, on the date the contribution, rollover from a maturing FMO, or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures (“rate to maturity”). The total amount you allocate to and accumulate in each fixed maturity option is called the “fixed maturity amount.”

Fixed maturity options generally range from one to ten years to maturity.

Under the Special 10 year fixed maturity option, additional contributions will have the same maturity date as your initial contribution. The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option’s “maturity value.” Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your “market adjusted amount.”

Fixed maturity options and maturity dates. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See “Allocating your contributions”.

Each new contribution is applied to a new fixed maturity option. A 60-day rate lock-in applied from the date that the application was signed. Any contributions received and designated for a fixed maturity option during this period receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after the 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

Your choices at the maturity date. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in “Allocating your contributions,” would apply:

(a)	transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b)	withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option’s maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 18, 2025, the next available maturity date was February 18, 2035. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.

Information regarding each fixed maturity option, including (i) its name; (ii) its term; and (iii) its minimum guaranteed interest rate, is available in Appendix “Investment options available under the contract”.

Market value adjustment. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)

the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)	the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

Rates to maturity and price per $100 of maturity value

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The daily rates to maturity for new allocations as of February 18, 2025 and the related price per $100 of maturity value were as shown below:

For Contracts issued between 2002 and 2007

Fixed Maturity Options with February 18th Maturity Date of Maturity Year	Rate to Maturity as of February 18, 2025	Price Per $100 of Maturity Value
2025	3.00%(1)	$97.08
2026	3.00%(1)	$94.25
2027	3.00%(1)	$91.51
2028	3.00%(1)	$88.84
2029	3.00%(1)	$86.25
2030	3.00%(1)	$83.73
2031	3.00%(1)	$81.30
2032	3.00%(1)	$78.93
2033	3.00%(1)	$76.62
2034	3.00%(1)	$74.39
(1)	Since these rates to maturity are 3%, no amounts could have been allocated to these options

The rates to maturity for new allocations as of February 18, 2025 and the related price per $100 of maturity value were as shown below:

For Contracts issued before 2002

Fixed Maturity Options with February 18th Maturity Date of Maturity Year	Rate to Maturity as of February 18, 2025	Price Per $100 of Maturity Value
2025	3.00%(1)	$97.08
2026	3.05%	$94.16
2027	3.05%	$91.37
2028	3.05%	$88.67
2029	3.05%	$86.04
2030	3.05%	$83.49
2031	3.05%	$81.02
2032	3.05%	$78.62
2033	3.05%	$76.29
2034	3.05%	$74.03
(1)	Since these rates to maturity are 3%, no amounts could have been allocated to these options.

How we determine the market value adjustment

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)	We determine the market adjusted amount on the date of the withdrawal as follows:

(a)	We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

(b)

We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

(c)

We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option’s maturity date.

(d)	We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)	We determine the fixed maturity amount as of the current date.

(3)	We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the “current rate to maturity” in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the “current rate to maturity” will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

Investments under the fixed maturity options

Amounts allocated to the fixed maturity options are held in a “non-unitized” separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account’s assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account’s investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the non-unitized separate account.

Allocating your contributions

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with Equitable Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

If the annuitant is age 76-80, you may allocate contributions to any available fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to any available fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

Please refer to your contract and contract prospectus for more details regarding allocating your contributions.

4. Determining your contract’s value

Your account value and cash value

Your “account value” is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges; (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only).

Please refer to your contract and contract prospectus for more details regarding determining the values that you have in the variable investment options, guaranteed interest option, account for special dollar cost averaging, and the loan reserve account.

Your contract’s value in the fixed maturity options

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

Insufficient account value

If your account value in the variable investment options and the fixed maturity options is insufficient to pay the annual administrative charge, or any applicable charges for the guaranteed benefits, and you have no account value in the guaranteed interest option, your contract will terminate without value, and you will lose any applicable guaranteed benefits. See “Charges, expenses, and adjustments”. However, in certain circumstances, even if your account value falls to zero, your applicable guaranteed benefits, if any, will still have value. For more information, consult your contract and most recent prospectus for your contract.

5. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin under your contract and contract prospectus, you can transfer some or all of your account value among the investment options, subject to the following:

•	You may not transfer any amount to the account for special dollar cost averaging.

•	You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

•	If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

•	If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your Guaranteed Principal Benefit (“GPB”).

•	No transfers are permitted into the Special 10 year fixed maturity option.

•	Under certain contracts, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the “Disruptive transfer activity”.

Under certain contracts, the maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and the interest sweep option dollar cost averaging programs described under “Allocating your contributions” in “Contract features and benefits”) in any contract year is the greatest of:

(a)	25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)	the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or
(c)	25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% out-bound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Equitable Client portal. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Description of the fixed maturity options” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust (the “affiliated Trust”). The affiliated Trust has adopted policies and procedures regarding disruptive transfer activity. It discourages frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and out flows for each Portfolio on a daily basis. On any day when a Portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Trust obtains from us contract owner trading activity. The affiliated Trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The affiliated Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the affiliated Trust for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an “unaffiliated trust”). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner is identified in connection with potentially disruptive transfer activity under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6. Accessing your money

Withdrawing your account value

Unless you specify otherwise, we will subtract withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).

For contracts without a no lapse guarantee:

•	If you withdraw more than 90% of a contract’s current cash value, we will treat it as a request to surrender the contract for its cash value.

•	In addition, we have the right to pay the cash value and terminate this contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500.

Please refer to your contract and contract prospectus for more information regarding withdrawing value from your contract.

All requests for withdrawals must be made on a specific form that we provide. Please see “How to reach us” under “The Company” for more information.

Fixed Annuity Payout Options

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Please refer to your contract and contract prospectus for more information regarding payout options.

7. Charges, expenses, and adjustments

Withdrawal charges may apply to any withdrawal from your contract, including a withdrawal from a fixed maturity option.

For more information regarding withdrawal charges and other charges applicable to your contract, please refer to your contract and contract prospectus.

Market value adjustments

If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The market value adjustment for amounts withdrawn from a fixed maturity option before maturity could result in up to a 100% loss of your investment in the fixed maturity option in extreme situations. The amount of the adjustment will depend on two factors:

(a)	the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)	the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

For more information about the market value adjustment, including examples illustrating the operation of the market value adjustment, please see the Statement of Additional Information.

The market value adjustment transfers risk from us to you to protect us from losses on our investments supporting the fixed maturity options if amounts are removed prematurely.

You can obtain the market value adjustment for the fixed maturity options in which you invest by calling (800) 628-6673. This value can fluctuate daily, and the current value quoted may differ from the actual market value adjustment at the time of a transaction.

8. Tax information

Overview

The following information updates pertinent aspects of the “Tax information” section in your contract prospectus. In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (“ERISA”). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before making additional contributions.

Partial annuitization

A non-qualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity pay-

out and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.

Additional Tax on Net Investment Income

Taxpayers who have modified adjusted gross income (“MAGI”) over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the “Net Investment Income Tax” or “NIIT”). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

Individual retirement arrangements (IRAs)

For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A (“Contributions to Individual Retirement Arrangements (IRAs)”) and 590-B (“Distributions from Individual Retirement Arrangements (IRAs)”). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

IRA distributions directly transferred to charity. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1⁄2 or older. You can direct us to make one distribution per calendar year directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Additional requests in the same calendar year will not be honored. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return. We do not permit a one-time distribution of $50,000 (indexed for inflation) from IRAs to charitable gift annuities, charitable remainder unitrusts, and charitable remainder annuity trusts.

Additional information relating to 1035 exchanges

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a “qualified long-term care contract” meeting all specified requirements under the Code or an annuity contract with a “qualified long-term care contract” feature (sometimes referred to as a “combination annuity” contract).

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a “qualified long-term care contract” or “combination annuity” in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that the Company cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See “Payment of death benefit”.

Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA — whether or not it is the traditional IRA you are converting — a pro rata portion of the distribution is tax free. Even if you are under age 59 1⁄2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual’s gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

Required minimum distributions at death

Same as traditional IRA under “What are the required minimum distribution payments after you die?” in your contract prospectus, assuming death before the Required Beginning Date.

Tax-sheltered annuity contracts (TSAs)

General; Final Regulations under Section 403(b)

This section reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as “403(b) annuity contracts” or “Tax Sheltered Annuity” contracts (“TSAs”). The discussion in this section generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (“2007 Regulations”). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual’s employer or the individual took certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner’s employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

Employer plan requirement. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations required employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

Limitations on individual-initiated direct transfers. The 2007 Regulations revoke Revenue Ruling 90-24 (“Rev. Rul. 90-24”), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

Contributions to the Accumulator® Series TSA contracts

We no longer accept contributions to TSA contracts. Contributions to an Accumulator® Series TSA contract had been extremely limited. The Company had permitted Contributions to be made to an Accumulator® Series TSA contract only where the Company is an “approved vendor” under an employer’s 403(b) plan. That is, some or all of the participants in the employer’s 403(b) plan are currently contributing to a non-Accumulator 403(b) annuity contract issued by us. The Company and the employer must have agreed to share information with respect to the Accumulator® Series TSA contract and other funding vehicles under the plan.

The Company did not accept employer-remitted contributions. The Company did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator® Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

Distributions from TSAs

General. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

Withdrawal restrictions. The Company treats all amounts under an Accumulator® TSA contract as not eligible for withdrawal until:

•	the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

•	the owner dies; or

•	the plan under which the Accumulator® TSA contract is purchased was terminated.

Tax treatment of distributions. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under “Federal and state income tax withholding and information reporting” in the “Tax Information” section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since the Company does not accept after-tax funds to an Accumulator® TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from TSA contracts as fully taxable. You will have to determine how much of the distribution is taxable.

Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity payments. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary’s) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

Effect of 2007 Regulations on loans from TSAs

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

•	The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)	The greater of $10,000 or 50% of the participant’s nonforfeitable accrued benefits; and

(2)	$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

•	In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence. Accumulator® TSA contracts have a term limit of ten years for loans used to acquire the participant’s primary residence.

•	All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

•	the loan does not qualify under the conditions above;

•	the participant fails to repay the interest or principal when due; or

•	in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

Tax-deferred rollovers and funding vehicle transfers. You may roll over an “eligible rollover distribution” from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the roll-over. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

Required minimum distributions

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you attain your applicable RMD age under federal tax law (as described under “Tax Information” in your contract prospectus). You may be able to delay the start of required minimum distributions for all or part of your account balance until after the applicable RMD age, as follows:

•	For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant attains the applicable RMD age, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

•	403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, if properly reported to us. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator® TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer’s plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator® TSA contract on the form used to establish the TSA contract, you do not qualify.

Spousal consent rules

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to 1 distributions from a TSA contract before you reach age 59 1⁄2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1⁄2 include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	to pay for certain extraordinary medical expenses (special federal income tax definition); or

•	in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

•	in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

9. More information

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus and your contract and contract prospectus may describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	If you have a recurring transaction set to occur on the same day of the month as your contract date anniversary and that date is the 29th, 30th or 31st of the month, then that transaction will occur on the 1st day of the next month.

•	If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the “closing time” for such orders will be earlier than 4:00 p.m., Eastern Time.

Contributions and transfers to a fixed maturity option

•	Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

•	Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors (together, the “Distributors”). The Distributors serve as principal underwriters of Separate Account No. 49 and Separate Account 45, respectively. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1345 Avenue of the Americas, New York, NY 10105. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges, expenses, and adjustments”.

Equitable Advisors Compensation. The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 8.50% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold (“asset-based compensation”). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Differential compensation. In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel, which include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation. The Company pays contribution-based and asset-based compensation (together “compensation”) to Equitable Distributors. Contribution-based compensation is paid based on the Company’s contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers. Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”).

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2024) received additional payments. These additional payments ranged from $3,126.06 to $7,644,442.98. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

AAG Capital Inc., AE Financial Services, LLC, Allstate Financial Services, LLC, Ameriprise Financial Services, LLC, Aretec Group

Inc., Atria Wealth Solutions, Ausdal Financial Partners, Inc., Cambridge Investment Research, Capital Investment Group Inc., Centaurus Financial, Inc., Chase Insurance Agency, Inc., Citigroup Global Markets, Inc., Citizens Investment Services, Commonwealth Financial Network, Copper Financial Network, LLC, DPL Financial Partners, Equity Services Inc., Farmers Financial Solution LLC, First Horizon Advisors, Inc., Geneos Wealth Management Inc., Gradient Securities, LLC, Halo Securities LLC, Harbour Investments, Inc., Independent Financial Group LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott LLC, Kestra Investment Services LLC, Key Investment Services LLC, Kovack Securities Inc., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, Lion Street Financial LLC, LPL Financial Corporation, Madison Avenue Securities, LLC, MML Investors Services, LLC, Morgan Stanley Smith Barney, Mutual of Omaha Investor Services Inc., OneAmerica Securities Inc., Osaic Inc. (The Advisor Group (AIG)), Park Avenue Securities, LLC, PlanMember Securities Corp., PNC Investments, LLC, Primerica Financial Services, Inc., Principal Securities, Inc., Pruco Securities, LLC, Raymond James & Associates Inc., RBC Capital Markets Corporation, Santander Securities Corporation, The Huntington Investment Company, The Leaders Group, Inc., The Wentworth Group, LLC, TransAmerica Financial Advisors, U.S. BankCorp Advisors, LLC, U.S. Bancorp Investments, Inc., Valmark Securities Inc., Voya Financial Advisors, Inc., Wells Fargo Advisors, LLC.

Guaranteed benefit offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value , the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Appendix: Investment options available under the contract

Fixed Options

The following is a list of Fixed Options currently available under the contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from a Fixed Maturity Option before the end of its term, we will apply a market value adjustment. This may result in a significant reduction in your Account value.

Name	Term	Minimum Guaranteed Rate of Interest
Fixed Maturity Options	1 year to 10 years	3.0%

For more information, please see “Description of the fixed maturity options” and “Market Value Adjustment” under “Charges, expenses, and adjustments.”

Fixed Maturity Options Available Under Certain

NO LONGER SOLD Accumulator® Contracts

Issued by

Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about the Company.

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about Fixed Maturity Options Available Under Certain NO LONGER SOLD Accumulator® Contracts and Equitable Financial Life Insurance Company. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The SAI is also available at our website, www.equitable.com/ICSR#EQH146646.

We file periodic reports and other information about Fixed Maturity Options Available Under Certain NO LONGER SOLD Accumulator® Contracts as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000259483

Fixed Maturity Options Available Under Certain NO LONGER SOLD Accumulator® Contracts

Statement of Additional Information

dated May 1, 2025

Equitable Financial Life Insurance Company

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Fixed Maturity Options Available Under Certain NO LONGER SOLD Accumulator® Contracts Prospectus dated May 1, 2025. This Prospectus provides detailed information concerning the fixed maturity options that fund the contracts. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions — P.O. Box 1016, Charlotte, NC 28201), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

Contract Adjustment - Market Value Adjustment

If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a)	the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)	the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

Calculation Example

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 18, 2025 to a fixed maturity option with a maturity date of February 15, 2033 (eight years later) at a hypothetical rate to maturity of 4.00% (“h” in the calculations below), resulting in a maturity value of $136,857 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2029(a).

	Hypothetical assumed rate to maturity (“j” in the calculations below) February 15, 2029
	2.00%	6.00%

As of February 15, 2029 before withdrawal
(1) Market adjusted amount(b)	$126,428	$108,386
(2) Fixed maturity amount(c)	$116,973	$116,973
(3) Market value adjustment: (1) – (2)	$9,454	$(8,587)

On February 15, 2029 after $50,000 withdrawal
(4) Portion of market value adjustment associated with the withdrawal: (3) x [$50,000/(1)]	$3,739	$(3,961)
(5) Portion of fixed maturity associated with the withdrawal: $50,000 –(4)	$46,261	$53,961
(6) Market adjusted amount: (1) -$50,000	$76,428	$58,386
(7) Fixed maturity amount: (2) – (5)	$70,712	$63,012
(8) Maturity value(d)	$82,732	$73,723

#880263

You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)	Number of days from the withdrawal date to the maturity date = D = 1,461

(b)	Market adjusted amount is based on the following calculation:

Maturity value	=	$136,857	where j is either 2% or 6%
(1+j)(D/365)		(1+j)(1,461/365)

(c) Fixed maturity amount is based on the following calculation:
Maturity value	=	$136,857
(1+h)(D/365)		(1+0.04)(1,461/365)

(d) Maturity value is based on the following calculation:

Fixed maturity amount x (1+h)(D/365) = ($70,712 or $63,012) x (1+0.04)(1,461/365)

Independent Registered Public Accounting Firm

The consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 incorporated in this SAI by reference to the filed Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of      , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

      provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K.      ’s address is 300 Madison Avenue, New York, New York 10017.

Distribution of the Contracts

Under a distribution agreement between Equitable Distributors, the Company and certain of the Company’s separate accounts, the Company paid Equitable Distributors distribution fees of $    in 2024, $383,966,142 in 2023, and $535,080,397 in 2022, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts. Of these amounts, for each of these three years, Equitable Distributors retained $0, $0 and $0, respectively.

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company and certain of the Company’s separate accounts, the Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, $    in 2024, $528,625,217 in 2023, and $628,586,635 in 2022. Of these amounts, Equitable Advisors retained $   , $253,096,170, and $286,917,091, respectively.

Financial Statements

The financial statements and financial statement schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

2

PART C

OTHER INFORMATION

ITEM 27.	EXHIBITS

(a)	Board of Directors Resolution.

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States (“Equitable”) authorizing the establishment of the Registrant, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on June 7, 1996.

(b)	Custodial Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)

Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on August 5, 2011.

(a)

First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445) filed on August 11, 2005.

(b)

Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(c)

Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 19, 2016.

(d)

Fourth Amendment dated as of August 1, 2015 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(e)

Amended and Restated Distribution Agreement dated November 1, 2023, by and between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-258709) filed on April 22, 2024.

(2)

Distribution and Servicing Agreement dated as of May 1, 1994, among Equico Securities (now AXA Advisors, LLC), The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070), refiled electronically July 10, 1998.

(a)

Letter of Agreement dated April 20, 1998 for Distribution Agreement, among The Equitable Life Assurance Society of the United States and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), incorporated herein by reference to Registration Statement on Form N-4 (File No. 33-83750), filed on May 1, 1998.

(3)

Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 25, 2001.

(4)

Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 25, 2001.

(5)

General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 19, 2004.

(a)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(b)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(c)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(e)

Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(f)

Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(g)

Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(h)

Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(i)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(j)

Tenth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(k)

Eleventh Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(l)

Twelfth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 16, 2014.

(m)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-202147) filed on September 9, 2015.

(n)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(o)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(p)

Seventeenth to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(q)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(r)

Nineteenth Amendment to General Agent Sales Agreement dated January 1, 2020, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(s)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed April 20, 2022.

(t)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed April 20, 2022.

(u)

Twenty Second Amendment to General Agent Sales Agreement dated November 13, 2023, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-258709) filed on April 22, 2024.

(6)

Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to the Registration Statement, File No. 333-05593, filed on April 20, 2005.

(7)

Broker-Dealer and General Agent Sales Agreement dated as of March 15, 2016 between AXA Distributors, LLC, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-229588) filed on April 16, 2019.

(8)

Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement, File No. 333-05593, filed on April 20, 2005.

(9)

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(10)

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(11)

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(a)

Amendment to Brokerage General Agent Sales Agreement between Brokerage General Agency and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-265027), filed on January 30, 2024.

(12)

Amended and Restated Agreement for Cooperative and Joint Use of Personnel, Property and Services between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, dated November 1, 2023, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-258709) filed on April 22, 2024.

(d)	Contracts. (Including Riders and Endorsements)

(1)	Form of group annuity contract no. 1050-94IC, incorporated herein by reference to Exhibit No. 4(a) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

(2)	Form of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit No. 4(b) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

(3)	Form of Data pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(s) to the Registration Statement on Form N-4 (File No. 33-05593) filed on May 22, 1998.

(4)

Forms of Endorsement Nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages no. 94ICA/BIM(IRA), (NQ), (NQ Plan A) and (NQ Plan B), incorporated herein by reference to Exhibit No. 4(c) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

(5)	Form of Data Pages for Equitable Accumulator Select TSA, incorporated by reference to Exhibit 4(k) to the Registration Statement on Form N-4 (File No. 333-31131) filed on May 22, 1998.

(6)	Form of Data Pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(v) to the Registration Statement on Form N-4 (File No. 33-83750) filed on May 22, 1998.

(7)

Form of Endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit No. 4(e) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

(8)	Form of Endorsement Applicable to TSA Certificates, incorporated by reference to Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

(9)

Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-3 (File No. 33-88456) filed August 31, 1995.

(10)

Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan and Assured Payment Plan (Life Annuity with a Period Certain), incorporated by reference to Exhibit 4(g) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

(11)

Form of Separate Account Insulation Endorsement for the Endorsement Applicable to Market Value Adjustment Terms, incorporated by reference to Exhibit 4(h) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

(12)

Forms of Guaranteed Minimum Income Benefit Endorsements (and applicable data page for Rollover IRA) for Endorsement Applicable to Market Value Adjustment Terms and for the Life Contingent Annuity Endorsement, incorporated by reference to Exhibit 4(i) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

(13)	Forms of Data Pages for the Accumulator, incorporated by reference to Exhibit 4(k) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

(14)	Forms of Data Pages for the Rollover IRA, incorporated by reference to Exhibit 4(l) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

(15)	Forms of Data Pages for the Accumulator and Rollover IRA, incorporated by reference to Exhibit 4(m) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 9, 1996.

(16)	Forms of Data Pages for Accumulator and Rollover IRA, incorporated by reference to Exhibit 4(n) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 16, 1996.

(17)

Forms of Data Pages for the Accumulator, Rollover IRA, Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), incorporated herein by reference to Exhibit No. 4(o) to the Registration Statement on Form S-3 (File No. 333-24009) filed on April 30, 1997.

(18)

Forms of Data Pages for Equitable Accumulator Select (IRA) and Equitable Accumulator Select (NQ), incorporated herein by reference to Exhibit No. 4(q) to the Registration Statement on Form S-3 (File No. 333-24009) filed on September 18, 1997.

(19)

Form of Data Pages No.  94ICB and 94ICBMVA for Equitable Accumulator (IRA) Certificates, incorporated by reference to Exhibit 4(m) to the Registration Statement on Form N-4 (File No.  33-83750) on February 27, 1998.

(20)

Form of Data Pages No.  94ICB and 94ICBMVA for Equitable Accumulator (NQ) Certificates, incorporated by reference to Exhibit 4(n) to the Registration Statement on Form N-4 (File No.  33-83750) on February 27, 1998.

(21)

Form of Data Pages No.  94ICB and 94ICBMVA for Equitable Accumulator (QP) Certificates, incorporated by reference to Exhibit 4(o) to the Registration Statement on Form N-4 (File No.  33-83750) on February 27, 1998.

(22)

Form of Data Pages No.  94ICB, 94ICBMVA and 94ICBLCA for Assured Payment Option Certificates, incorporated by reference to Exhibit 4(p) to the Registration Statement on Form N-4 (File No.  33-83750) on February 27, 1998.

(23)

Form of Data Pages No.  94ICB, 94ICBMVA and 94ICBLCA for APO Plus Certificates, incorporated by reference to Exhibit 4(q) to the Registration Statement on Form N-4 (File No.  33-83750) on February 27, 1998.

(24)

Form of Endorsement applicable to Defined Benefit Qualified Plan Certificates No. 98ENDQPI incorporated by reference to Exhibit 4(r) to the Registration Statement on Form N-4 (File No. 33-83750) on May 1, 1998.

(25)

Form of Endorsement applicable to Non-Qualified Certificates No. 98ENJONQI, incorporated by reference to Exhibit 4(s) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

(26)

Form of Endorsement applicable to Charitable Remainder Trusts No. 97ENCRTI, incorporated by reference to Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

(27)

Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(j) to the Registration Statement File No. 333-64749 on Form N-4, filed September 30, 1998.

(28)

Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(k) to the Registration Statement File No. 333-64751 on Form N-4, filed September 30, 1998.

(29)

Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4 (k) to the Registration Statement File No. 333-64749 on Form N-4, filed September 30, 1998.

(30)

Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(l) to the Registration Statement File No. 333-64751 on Form N-4, filed September 30, 1998.

(31)	Form of Data Pages for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 4(h) to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

(32)	Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(z) to Registration Statement File No. 333-05593 on Form N-4, filed on November 23, 1999.

(33)	Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(c)(c) to Registration Statement File No. 33-83750 on Form N-4, filed on December 3, 1999.

(34)

Form of Endorsement (Form No. 2000 ENRAI-IM) — Beneficiary Continuation Option for use with IRA contracts incorporated herein by reference to Exhibit No. 4(j)(j) to the Registration Statement on Form S-3 File No. 333-24009 filed on April 26, 2000.

(35)	Form of data pages for Equitable Accumulator Select baseBUILDER incorporated herein by reference to Registration Statement File No. 333-73121, filed on April 25, 2000.

(36)	Form of Endorsement applicable to Roth IRA Contracts, Form No. 1M-ROTHBCO-1 incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(37)	Revised Form of Endorsement applicable to IRA Certificates, Form 2000EN/RAI-IM incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(38)	Form of Endorsement applicable to Non-Qualified Certificates Form No. 99ENNQ-G incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(39)	Form of Optional Death Benefit Rider, Form No. 2000PPDB incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(40)	Form of Data Pages for Equitable Accumulator incorporated herein by reference to Exhibit 4(i)(i) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(41)	Form of Data Pages for Equitable Accumulator Select incorporated herein by reference to Exhibit 4(v) to Registration Statement File No. 333-73121 on Form N-4, filed April 25, 2001.

(42)	Form of Data Pages for Equitable Accumulator Advisor incorporated herein by reference to Exhibit 4(l) to Registration Statement File No. 333-44996 on Form N-4, filed April 25, 2001.

(43)	Form of Data Pages for Equitable Accumulator incorporated herein by reference to Exhibit 4(f)(f) to Registration Statement File No. 333-05593 on Form N-4, filed April 25, 2001.

(44)	Form of Data Pages for Equitable Accumulator Select incorporated herein by reference to Exhibit 4(w) to Registration Statement File No. 333-31131 on Form N-4, filed April 25, 2001.

(45)	Form of Data Pages for Equitable Accumulator Advisor incorporated herein by reference to Exhibit 4(m) to Registration Statement File No. 333-96177 on Form N-4, filed April 25, 2001.

(46)	Form of Amendment to Certificate Form No. 941CB, Form No. 2000 BENE-G incorporated herein by reference to Exhibit 4(j)(j) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(47)	Form of Endorsement applicable to Non-Qualified Certificates incorporated herein by reference to Exhibit 4(k)(k) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

(48)

Form of Data Pages for Equitable Accumulator Select II (NQ) incorporated herein by reference to Exhibit 4(e) to Registration Statement File No. 811-07659 (amendment No. 50) on Form N-4 filed on May 11, 2001.

(49)

Form of Data Pages for Equitable Accumulator Select II (NQ) Certificates incorporated herein by reference to Exhibit 4(k) to Registration Statement File No. 811-08754 (amendment No. 41) on Form N-4 filed on May 22, 2001.

(50)	Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(51)

Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(52)	Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85,incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(53)

Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(54)

Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit) (No. 2002 GMIB), incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(55)	Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB), incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

(56)	Form of Endorsement, Form No. 2002 DP (GIA/SEL), incorporated herein by reference to Registration Statement File No. 333-31131 filed on April 24, 2003.

(57)	Form of Data Pages for (No. 2003 DPSelect), incorporated by reference to Exhibit No. 4(i)(i)(i) to Registration Statement File No. 333-31131, filed on May 8, 2003.

(58)	Form of Data Pages (Inherited IRA) (No. 2003 DPTOBCO-Select) incorporated by reference to Exhibit No. 4(j)(j)(j) to Registration Statement File No. 333-31131, filed on May 8, 2003.

(59)	Form of Guaranteed Minimum Death Benefit (“GMDB”) Rider (No. 2003 GMDB-RUorAR) incorporated by reference to Exhibit No. 4(a)(i) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(60)	Form of Guaranteed Minimum Death Benefit (“GMDB”) Rider (No. 2003 GMDB-AR) incorporated by reference to Exhibit No. 4(a)(j) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(61)	Form of Guaranteed Minimum Income Benefit (“GMIB”) Rider (No. 2003 GMIB) incorporated by reference to Exhibit No. 4(a)(k) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(62)	Form of Protection Plus Optional Death Benefit Rider (No. 2003 PPDB) incorporated by reference to Exhibit No. 4(a)(l) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(63)	Form of Enhanced Guaranteed Principal Benefit (“Enhanced GPB”) Rider (No. 2003 GPB) incorporated by reference to Exhibit No. 4(a)(m) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(64)	Form of Spousal Protection Rider (No. 2003 SPPRO) incorporated by reference to Exhibit No. 4(a)(n) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(65)	Form of Data Pages (No. 2003 DPTOBCO) incorporated by reference to Exhibit No. 4(a)(o) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(66)	Form of Data Pages (No. 2003 DP) incorporated by reference to Exhibit No. 4(a)(p) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(67)	Form of Data Pages (No. 2003 DPCORE) incorporated by reference to Exhibit No. 4(a)(q) to Registration Statement File No. 333-05593, filed on May 8, 2003.

(68)	Form of Data Pages (No. 2003 DPElite) incorporated by reference to Exhibit No. 4(z)(z) to Registration Statement File No. 333-60730, filed on May 8, 2003.

(69)	Form of Data Pages (No. 2003 DPPlus) incorporated by reference to Exhibit No. 4(c)(c)(c) to Registration Statement File No. 333-64749, filed on May 8, 2003.

(70)	Form of Guaranteed Withdrawal Benefit (“GWB”) Rider (No. 2004 GWB-A) incorporated by reference to Exhibit No. 4(a)(r) to Registration Statement File No. 333-05593, filed May 3, 2004.

(71)	Form of Guaranteed Withdrawal Benefit (“GWB”) Rider (No. 2004 GWB-B) incorporated by reference to Exhibit No. 4(a)(s) to Registration Statement File No. 333-05593, filed May 3, 2004.

(72)	Form of Data Pages (2004DPGWB) incorporated by reference to Exhibit No. 4(a)(t) to Registration Statement File No. 333-05593, filed May 3, 2004.

(73)

Form of Guaranteed Withdrawal Benefit (“GWB”) Rider [also known as “Principal Protector”] (2004GWB-A (rev 2/05)) incorporated by reference to Exhibit 4(a)(u) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(74)

Form of Guaranteed Withdrawal Benefit (“GWB”) Rider [also known as “Principal Protector”] (2004GWB-B (rev 2/05)) incorporated by reference to Exhibit 4(a)(v) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(75)

Form of Guaranteed Withdrawal Benefit (“GWB”) Rider [also known as “Principal Protector”] (2004GWB-A1 (rev 2/05)) incorporated by reference to Exhibit 4(a)(w) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(76)

Form of Guaranteed Withdrawal Benefit (“GWB”) Rider [also known as “Principal Protector”] (2004GWB-B1 (rev 2/05)) incorporated by reference to Exhibit 4(a)(x) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(77)	Form of Change of Ownership Endorsement (2004COO) incorporated by reference to Exhibit 4(a)(y) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(78)	Form of Endorsement Applicable to TSA Contracts (2004TSA) incorporated by reference to Exhibit 4(a)(z) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

(79)

Form of Guaranteed Minimum Income Benefit (“GMIB”) Rider (No.2003 GMIB revised 11/05 NLG) (also known as the Living Benefit), incorporated herein by reference to Exhibit 4.(a)(a)(a) to the Registration Statement on Form N-4 (File No. 333-05593), filed October 14, 2005.

(80)

Form of Guaranteed Minimum Income Benefit (“GMIB”) Rider (No.2003 GMIB revised 11/05 OPR) (also known as the Living Benefit), incorporated herein by reference to Exhibit 4.(b)(b)(b) to the Registration Statement on Form N-4 (File No. 333-05593), filed October 14, 2005.

(81)

Form of Guaranteed Minimum Death Benefit (“GMDB”) Rider (No.2003 GMDB revised 11/05 OPR) (Greater of 6% Roll up to Age 85 GMDB or Annual Ratchet to Age 85 GMDB), incorporated herein by reference to Exhibit 4.(c)(c)(c) to the Registration Statement on Form N-4 (File No. 333-05593), filed October 14, 2005.

(82)

Form of endorsement for Accumulator(R) Plus(SM), No. 2005TRBNS, incorporated herein by reference to Exhibit 4.(p)(p)(p) to the Registration Statement on Form N-4 (File No. 333-64749), filed April 20, 2006.

(83)	Revisions to 2005IML-I,2005IML, and 2005IML DP, incorporated herein by reference to Exhibit 4.(h) to the Registration Statement on Form N-4 (File No. 333-127445), filed April 20, 2006.

(84)

Form of Data Page Rider for Individual Fixed and Variable Annuity (2007GWBL DP (rev 0208) is incorporated herein by reference to Exhibit 4.(a)(b)(h) to the Registration Statement (File No. 333-05593) filed on April 23, 2008.

(85)	Form of Guaranteed Withdrawal Benefit ((“GWB”) (rev0208)) is incorporated herein by reference to Exhibit 4.(a)(b)(g) to the Registration Statement (File No. 333-05593) filed on October 15, 2007.

(86)

Form of Guaranteed Withdrawal Benefit for Life (“GWBL”) Rider (No. 2008GWBL), incorporated herein by reference to Exhibit 4 (a) (b) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(87)

Form of Memorandum of Variable Material for Rider Form Nos. 2008GWBL and 2008GMIB and Endorsement 2008ADOPT, incorporated herein by reference to Exhibit 4 (a) (b) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(88)	Form of Data Pages (No. 2008DP), incorporated herein by reference to Exhibit 4 (a) (b) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(89)

Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Withdrawal Benefit for Life (“GWBL”) or Guaranteed Minimum Income Benefit (“GMIB”) Rider (No. 2008ADOPT), incorporated herein by reference to Exhibit 4(a) (b) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(90)

Form of Guaranteed Minimum Death Benefit Rider w/ Optional Reset (GMBD) (No. 2008GMDBOPR), incorporated herein by reference to Exhibit 4 (a) (b) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(91)

Form of Guaranteed Minimum Death Benefit Rider (GMDB) (No. 2008 GMDBSA), incorporated herein by reference to Exhibit 4(a) (b) (w) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(92)

Form of Guaranteed Minimum Income Benefit (“GMIB”) Rider with Optional Reset of [6% / 6.5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (No. 2008GMIB), incorporated herein by reference to Exhibit 4 (a) (b) (x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(93)

Form of Endorsement Applicable to Credits Applied to Annuity Account Value (No. 2008TRBNS), incorporated herein by reference to Exhibit 4 (a) (b) (y) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(94)

Form of Endorsement Applicable to the Deferment Provision (No. 2008DEFER), incorporated herein by reference to Exhibit 4(a) (b) (z) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(95)

Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-ACC), incorporated herein by reference to Exhibit 4(a) (c) (a) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(96)

Form of Endorsement Applicable to Custodial Contracts (No. 2008IRA-CSTDL-NS), incorporated herein by reference to Exhibit 4 (a) (c) (b) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(97)

Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-GWB), incorporated herein by reference to Exhibit 4(a) (c) (c) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(98)

Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-ACC), incorporated herein by reference to Exhibit 4(a) (c) (d) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(99)

Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-GWB), incorporated herein by reference to Exhibit 4(a) (c) (e) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(100)

Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-ACC), incorporated herein by reference to Exhibit 4(a) (c) (f) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(101)

Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (g) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(102)

Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-ACC), incorporated herein by reference to Exhibit 4 (a) (c) (h) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(103)

Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (i) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(104)

Form of Non-Spousal Beneficiary Continuation Option (BCO) Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement (No. 2008TQNSBCO), incorporated herein by reference to Exhibit 4 (a) (c) (j) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(105)

Form for use with Certificate Form No. 2006BASEA/2006BASEB or Contract Form No. 2006BASE-I-A/2006BASE-I-B (Depending on Jurisdiction) Marketed as AXA Equitable’s “Accumulator Series 08” (“Accumulator”, “Accumulator Select”, “Accumulator Plus” and “Accumulator Elite”, incorporated herein by reference to Exhibit 4 (a) (c) (k) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

(106)	Form of Data Pages (No. 2008DPBCO - INH/NSDR), incorporated herein by reference to the Registration Statement File No. 333-05593 on August 22, 2008.

(107)	Form of Data Pages (No. 2008DPCore), incorporated herein by reference to the Registration Statement File No. 333-05593 on August 22, 2008.

(108)

Form of Endorsement Terminating the Guaranteed Minimum Income Benefit and any Guaranteed Minimum Death Benefit(s) (2013GMIB-BO-G) offered thereunder, incorporated herein by reference to Registration Statement (File No. 333-05593), filed on April 23, 2014.

(109)	Endorsement Adding a Lump Sum Payment Option (2014GMIB-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(110)	Endorsement Adding a Lump Sum Payment Option (2014GMIB-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(111)	Endorsement Adding a Lump Sum Payment Option (2014GMIB-W-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(112)	Endorsement Adding a Lump Sum Payment Option (2014-W-GMIB-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(113)	Endorsement Adding a Lump Sum Payment Option (2014GWBL-LS-G), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(114)	Endorsement Adding a Lump Sum Payment Option (2014GWBL-LS-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-64749) filed on October 15, 2014.

(e)	Applications.

(1)	Forms of Application used with the IRA, NQ and Fixed Annuity Markets, incorporated herein by reference to Exhibit No. 4(d) to the Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

(2)

Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QF and TSA), incorporated by reference to Exhibit No. 5(f) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

(3)

Forms of Enrollment Form/Application for Rollover IRA, Choice Income Plan, Assured Growth Plan, Accumulator and Assured Payment Plan, incorporated by reference to Exhibit 4(j) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

(4)

Forms of Enrollment Form/Application for Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), incorporated herein by reference to Exhibit No. 4(p) to the Registration Statement on Form S-3 (File No. 333-24009) filed on April 30, 1997.

(5)

Forms of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), incorporated herein by reference to Exhibit No. 4(r) to the Registration Statement on Form S-3 (File No. 333-24009) filed on September 18, 1997.

(6)

Form of Enrollment Form/Application No. 126737 (5/98) for Equitable Accumulator (IRA, NQ and QP), incorporated by reference to Exhibit 5(e) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

(7)

Form of Enrollment Form/Application for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 5 to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

(8)

Form of Enrollment Form/Application for Equitable Accumulator Select II incorporated herein by reference to Exhibit 5(a) to Registration Statement File No. 811-07659 (amendment No. 50) on Form N-4 filed on May 11, 2001.

(9)

Form of Enrollment Form/Application for Equitable Accumulator Select II incorporated herein by reference to Exhibit 5(a) to Registration Statement File No. 811-08754 (amendment No. 41) on Form N-4 filed on May 22, 2001.

(10)

Form of application for Accumulator(R) Select(SM), Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(j) to the Registration Statement on Form N-4 (File No. 333-31131), filed April 20, 2006.

(11)

Form of application for Accumulator(R) Advisor(SM), Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(b) to the Registration Statement on Form N-4 (File No. 333-96177), filed April 20, 2006.

(12)

Form of application for Accumulator(R) Plus(SM), Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(d) to the Registration Statement on Form N-4 (File No. 333-64749), filed April 20, 2006.

(13)

Form of application for Accumulator(R) Elite(SM), Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(d) to the Registration Statement on Form N-4 (File No. 333-60730), filed April 20, 2006.

(14)	Form of application for Accumulator(R), Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(l) to the Registration Statement on Form N-4 (File No. 333-05593), filed April 20, 2006.

(15)	Form of Application for Accumulator (R), Form No. 2008 App 01 C, incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.

(16)	Form of Application for Accumulator (R), Form No. 2008 App 02 C, incorporated herein by reference to the Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.

(f)	Insurance Company’s Certificate of Incorporation And By-Laws.

(1)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6, (File No. 333-232418), filed on June 29, 2020.

(2)

By-Laws of Equitable Financial Life Insurance Company, as amended September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts.

(1)

Assumption Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, executed January 1, 2024, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-258709) filed on April 22, 2024.

(h)	Participation Agreements. Not applicable.

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

Opinion and Consent of Counsel, filed herewith.

(l)	Other Opinions.

(1)	Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus. Not applicable.

(p)	Power of Attorney. Filed herewith.

(q)	Letter Regarding Change in Certifying Account. Not Applicable.

(r)	Historical Current Limits on Index Gains. To be filed by amendment.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

Set forth below is information regarding the directors and principal officers of the Insurance Company. The Insurance Company’s address is 1345 Avenue of the Americas, New York, New York 10105. The business address of the persons whose names are preceded by an asterisk is that of the Insurance Company.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE INSURANCE COMPANY

DIRECTORS

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
135 Ridge Common
Fairfield, CT 06824

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
20 East End Avneue, Apt. 5C
New York, NY 10028

Douglas A. Dachille	Director
Legacy Liability Solutions, LLC 161 N. Clark Street Chicago, IL 60602

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*Darryl Gibbs	Chief Diversity Officer

*David W. Karr	Signatory Officer

*Jessica Baehr	Signatory Officer

*Mary Jean Bonadonna	Signatory Officer

*Eric Colby	Signatory Officer

*Steven M. Joenk	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*Hector Martinez	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Kurt Meyers	Deputy General Counsel and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Glen Gardner	Deputy Chief Investment Officer

*Shelby Hollister-Share	Signatory Officer

*Manuel Prendes	Signatory Officer

*Meredith Ratajczak	Chief Actuary

*Aaron Sarfatti	Chief Strategy Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Gina Tyler	Chief Communications Officer

*Constance Weaver	Chief Marketing Officer

*Stephanie Withers	Chief Auditor

*Yun (“Julia”) Zhang	Treasurer

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTERED SEPARATE ACCOUNT.

Equitable Financial Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

Equitable Holdings, Inc. – Subsidiary Organization Chart: Q3-2024, incorporated herein by reference to Registration Statement (File No. 333-281512) on Form N-6 filed on December 6, 2024.

ITEM 30.	INDEMNIFICATION

(a)	Indemnification of Directors and Officers

The by-laws of Equitable Financial Life Insurance Company (the “Company”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

The directors and officers of the Company are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company Ltd.), Aspen Bermuda XS, CNA, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO Re Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, LLC and Equitable Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, LLC and Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial
(ii)	Separate Account No. 49B of Equitable Colorado
(iii)	EQ Advisors Trust
(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account No. 70A.

(b)	Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account No. 301.

(c)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC:

(i)	EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Broker Dealer Chief Compliance Officer

*Yun (“Julia”) Zhang	Director, Senior Vice President and Treasurer

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President and Principal Operations Officer

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Constance (Connie) Weaver	Vice President

*Michael Brudoley	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jessica Baehr	Signatory Officer

*Hector Martinez	Director, Executive Vice President and Head of Life Business

*James Kais	Director and Head of Group Retirement

*James Brown	Deputy Chief Compliance Officer

*Ursula Carty	Head of Commercial Line Marketing

*Amy Feintuch	Head of Independent Relationships – Financial Protection

*Steve Junge	National Sales Manager – 1290 Funds

*James O’Connor	Head of Business Development and Key Accounts Group Retirement

*Bernard Heffernon	Senior Vice President

*David Kahal	Senior Vice President

*Fred Makonnen	Senior Vice President

*Arielle D’ Auguste	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Candace Scappator	Vice President, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Signatory Officer, Chief Risk Officer and Treasurer

*Francesca Divone	Secretary

*Stephen Scanlon	Director, Executive Vice President and Head of Individual Retirement

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Michael Brudoley	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1345 Avenue of the Americas NY, NY 10105

(c)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

ITEM 31A.	INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The information is omitted as it is provided in the Insurance Company’s most recent report on Form N-CEN.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	FEE REPRESENTATION AND UNDERTAKINGS

(a)

The Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company under the respective Contracts.

(b)

SIGNATURES

As required by the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf in the City of New York, and State of New York on this 31st day of January, 2025.

Equitable Financial Life Insurance Company
(Insurance Company)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Francis Hondal Arlene Isaacs-Lowe Daniel G. Kaye	Joan Lamm-Tennant Craig MacKay Mark Pearson	Bertram Scott George Stansfield Charles G.T. Stonehill

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact

January 31, 2025